                                                     Registration Nos. 333-79471
                                                                       811-09359


    As filed With the Securities and Exchange Commission on February 18, 2003


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

     Pre-effective Amendment No.   [_]

     Post-Effective Amendment No.  [6]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                          [X]

     Amendment No.                 [2]


        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL VL-R
                           (Exact Name of Registrant)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               (Name of Depositor)

                                830 Third Avenue
                            New York, New York 10022
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (713) 831-8470

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)

     [_]  on (date) pursuant to paragraph (b)

     [X]  80 days after filing pursuant to paragraph (a)(1)

     [_]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                PLATINUM INVESTOR
  Flexible Premium Variable Life Insurance Policies (the "Policies") Issued by
    The United States Life Insurance Company ("USL") in the City of New York
                      through its Separate Account USL VL-R

              ADMINISTRATIVE CENTER:                             HOME OFFICE:        PREMIUM PAYMENTS:

(Express Delivery)                  (U.S. Mail)                830 Third Avenue    (Express Delivery)
VUL Administration                  VUL Administration         New York, NY 10022  The United States Life Insurance
2727-A Allen Parkway                P. O. Box 4880             1-212-709-6000      Company in the City of New York
Houston, Texas 77019-2191           Houston, Texas 77210-4880                      c/o Southwest Bank of Texas
1-713-831-3913, 1-800-251-3720                                                     4400 Post Oak
(Hearing Impaired) 1-888-436-5258                                                  Houston, TX 77027
Fax: 1-877-445-3098                                                                Attention: Lockbox Processing
(Except premium payments)                                                          ( U.S. Mail)
                                                                                   The United States Life Insurance
                                                                                   Company in the City of New York
                                                                                   P.O. Box 4728, Dept. L
                                                                                   Houston, TX 77210-4728

     This prospectus describes Platinum Investor flexible premium variable life insurance Policies issued by USL. If there are any differences between this prospectus and your Policy, the provisions of your Policy will control. Platinum Investor Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. Platinum Investor pays a death benefit to a beneficiary you designate when the insured person dies. You choose one of two death benefit options.

     This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

     Investment options. The USL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use USL's Separate USL VL-R ("Separate Account") to invest in the following variable investment options. You may change your selections from time to time.

..   AIM V.I. International Growth Fund-Class I
..   AIM V.I. Premier Equity Fund-Class I
..   American Century VP Value Fund
..   Ayco Growth Fund*
..   Credit Suisse Small Cap Growth Portfolio
..   Dreyfus IP MidCap Stock Portfolio - Initial shares
..   Dreyfus VIF Quality Bond Portfolio - Initial shares
..   Dreyfus VIF Developing Leaders Portfolio - Initial shares
..   Fidelity VIP Asset Manager(SM)  Portfolio - Service Class 2
..   Fidelity VIP Contrafund(R)Portfolio - Service Class 2
..   Fidelity VIP Equity-Income Portfolio - Service Class 2
..   Fidelity VIP Growth Portfolio - Service Class 2
..   Franklin Templeton U.S. Government Fund - Class 2
..   Franklin Templeton Mutual Shares Securities Fund - Class 2
..   Franklin Templeton Foreign Securities Fund - Class 2
..   Janus Aggressive Growth Portfolio-Service Shares
..   Janus International Growth Portfolio-Service Shares
..   Janus Worldwide Growth Portfolio-Service Shares
..   JPMorgan Small Company Portfolio
..   MFS Capital Opportunities Series
..   MFS Emerging Growth Series
..   MFS New Discovery Series
..   MFS Research Series
..   Neuberger Berman Mid-Cap Growth  Portfolio
..   PIMCO Real Return Portfolio-Admin. Class
..   PIMCO Short-Term Portfolio-Admin. Class
..   PIMCO Total Return Portfolio-Admin. Class
..   Putnam VT Diversified Income Fund - Class IB
..   Putnam VT Growth and Income Fund - Class IB
..   Putnam VT International Growth and Income Fund -Class IB
..   SAFECO RST Equity Portfolio
..   SAFECO RST Growth Opportunities Portfolio
..   UIF Equity Growth Portfolio-Class I
..   UIF High Yield Portfolio-Class I
..   VALIC Co. I International Equities Fund
..   VALIC Co. I Mid Cap Index Fund
..   VALIC Co. I Money Market I Fund
..   VALIC Co. I Nasdaq-100(R)Index Fund
..   VALIC Co. I Science & Technology Fund
..   VALIC Co. I Small Cap Index Fund
..   VALIC Co. I Stock Index
..   Vanguard High Yield Bond Portfolio
..   Vanguard REIT Index Portfolio
..   Van Kampen Growth and Income Portfolio-Class I

*The Ayco Growth Fund is not available to Policy owners whose Policies are effective after December 31, 2002.

                   This prospectus is dated ____________, 2003

     Separate prospectuses contain more information about the Mutual Funds ("Funds" or "Mutual Funds") in which we invest the amounts that you allocate to any of the above-listed investment options (other than the Fixed Account). The formal name of each such Fund is set forth in the chart that appears on page ___. Your investment results in any such option will depend on those of the related Fund. You should be sure you also read the prospectus of the Mutual Fund for any such investment option you may be interested in. You can request free copies of any or all of the Mutual Fund prospectuses from your USL representative or from us at either our Home Office or Administrative Center listed above.

     We apply your net premiums to your Policy. You may invest your premiums in the Fixed Account or in one or more of the variable investment options, or both. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline. The value of the Fixed Account will depend on the interest rates that we declare. If the cash surrender value (the Policy accumulation value less Policy loans and loan interest) is insufficient to cover the monthly charges due under the Policy, the Policy may end without value.

     Other choices you have. During the insured person's lifetime, you may, within limits, (1) request an increase or decrease in the amount of insurance,
(2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

     Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

     The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

     Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

     The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance policy is subject to investment risks, including possible loss of principal invested.

     Right to return. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown on the first page of this prospectus or return it to the

USL representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to your chosen investment options at the same time as your initial net premium.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY ................................................

POLICY BENEFITS ..............................................................
    Death Benefit ............................................................
        Death Benefit Proceeds ...............................................
        Death Benefit Option 1 and Option 2 ..................................
    Full Surrenders, Partial Surrenders, Transfers, and Policy Loans .........
        Full Surrenders ......................................................
        Partial Surrenders ...................................................
        Transfers ............................................................
        Loans ................................................................
    Premiums .................................................................
        Flexibility of Premiums ..............................................
        Free Look ............................................................
    The Policy ...............................................................
        Ownership Rights .....................................................
        Separate Account .....................................................
        Fixed Account ........................................................
        Accumulation Value ...................................................
        Payment Options ......................................................
        Tax Benefits .........................................................
    Supplemental Benefits and Riders .........................................

POLICY RISKS .................................................................
    Investment Risk ..........................................................
    Risk of Lapse ............................................................
    Tax Risks ................................................................
    Partial Surrender and Full Surrender Risks ...............................
    Policy Loan Risks ........................................................

PORTFOLIO RISKS ..............................................................

TABLES OF CHARGES ............................................................

GENERAL INFORMATION ..........................................................
    The United States Life Insurance Company in the City of New York .........
    Separate Account USL VL-R ................................................
    Additional Information ...................................................
    Communication with USL ...................................................
        Administrative Center ................................................
        General ..............................................................
    Variable Investment Options ..............................................

    Voting Privileges ................................................................
    Fixed Account ....................................................................
       Our general account ...........................................................
       How we declare interest .......................................................
    Preliminary Information Statement and Policy Summary .............................

POLICY FEATURES ......................................................................
    Death Benefits ...................................................................
       Your specified amount of insurance ............................................
       Your death benefit ............................................................
    Premium Payments .................................................................
       Premium payments ..............................................................
       Limits on premium payments ....................................................
       Checks and money orders .......................................................
       Planned periodic premiums .....................................................
    Changing Your Investment Option Allocations ......................................
       Future premium payments .......................................................
       Transfers of existing accumulation value ......................................
       Dollar cost averaging .........................................................
       Automatic rebalancing .........................................................
       Market Timing .................................................................
    Changing the Specified Amount of Insurance .......................................
       Increase in coverage ..........................................................
       Decrease in coverage ..........................................................
    Changing Death Benefit Options ...................................................
       Change of death benefit option ................................................
       Tax consequences of changes in insurance coverage .............................
    Effective Date of Policy and Related Transactions ................................
       Valuation dates, times, and periods ...........................................
       Date of receipt ...............................................................
       Commencement of insurance coverage ............................................
       Date of issue; Policy months and years ........................................
       Monthly deduction days ........................................................
       Effective date of other premium payments and requests that you make ...........
    Reports to Policy Owners .........................................................

ADDITIONAL BENEFIT RIDERS ............................................................
    Riders ...........................................................................
       Accidental Death Benefit Rider ................................................
       Automatic Increase Rider ......................................................
       Children's Insurance Benefit Rider ............................................
       Maturity Extension Rider ......................................................
       Waiver of Monthly Deduction Rider .............................................

    Tax Consequences of Additional Rider Benefits ....................................

POLICY TRANSACTIONS ..................................................................
    Withdrawing  Policy Investments ..................................................
       Full surrender ................................................................
       Partial surrender .............................................................
       Option to Exchange Policy During First 18 Months ..............................
       Right to Convert in the Event of a Material Change in Investment Policy .......
       Policy loans ..................................................................
       Preferred loan interest rate ..................................................
       Maturity of your Policy .......................................................
       Tax considerations ............................................................

POLICY PAYMENTS ......................................................................
    Payment Options ..................................................................
       Change of payment option ......................................................
       Tax impact ....................................................................
    The Beneficiary ..................................................................
    Assignment of a Policy ...........................................................
    Payment of Proceeds ..............................................................
       General .......................................................................
       Delay of Fixed Account proceeds ...............................................
       Delay for check clearance .....................................................
       Delay of Separate Account USL VL-R proceeds ...................................
       Delay to challenge coverage ...................................................
       Delay required under applicable law ...........................................

ADDITIONAL RIGHTS THAT WE HAVE .......................................................
       Policies purchased through "internal rollovers" ...............................
       Policies purchased through term life conversions ..............................
       Variations in expenses or risks ...............................................

CHARGES UNDER THE POLICY .............................................................
       Deductions from each premium payment ..........................................
       Premium expense charge ........................................................
       Daily charge (mortality and expense risk fee) .................................
       Flat monthly charge ...........................................................
       Monthly insurance charge ......................................................
       Monthly charges for additional benefit riders .................................
       Surrender charge ..............................................................
       Partial surrender processing fee ..............................................
       Policy loans ..................................................................
       Charge for taxes ..............................................................
       Transfer charges ..............................................................

       Allocation of charges .........................................................................
    More About Policy Charges ........................................................................
       Purpose of our charges ........................................................................

ACCUMULATION VALUE ...................................................................................
       Your accumulation value .......................................................................
       Your investment options .......................................................................

POLICY LAPSE AND REINSTATEMENT .......................................................................

FEDERAL TAX CONSIDERATIONS ...........................................................................
    Tax Effects ......................................................................................
       General .......................................................................................
       Testing for modified endowment contract status ................................................
       Other effects of Policy changes ...............................................................
       Rider benefits ................................................................................
       Taxation of pre-death distributions if your Policy is not a modified endowment contract .......
       Taxation of pre-death distributions if your Policy is a modified endowment contract ...........
       Policy lapses and reinstatements ..............................................................
       Diversification ...............................................................................
       Estate and generation skipping taxes ..........................................................
       Life insurance in split dollar arrangements ...................................................
       Pension and profit-sharing plans ..............................................................
       Other employee benefit programs ...............................................................
       ERISA .........................................................................................
       Our taxes .....................................................................................
       When we withhold income taxes .................................................................
       Tax changes ...................................................................................

LEGAL PROCEEDINGS ....................................................................................

FINANCIAL STATEMENTS .................................................................................

INDEX OF SPECIAL WORDS AND PHRASES ...................................................................

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Index of Special Words and Phrases on page ___ of this Prospectus will refer you to pages that contain more about many of the words and phrases that we use.

                                 POLICY BENEFITS

     You may allocate your accumulation value among the 43 variable investment options available under the Policy, each of which invests in an underlying Fund, and the Fixed Account, which credits a specified rate of interest. The Ayco Growth Fund is also available to you if you bought your Policy before January 1, 2003. Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the Fixed Account.

Death Benefit

     . Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged) to the beneficiary when the insured person dies. In your application to buy a Platinum Investor Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We also provide a guarantee of a death benefit equal to the specified amount (less any indebtedness) and any benefit riders.

     . Death Benefit Option 1 and Option 2: The Policy provides you with a choice of two death benefit options. You can choose either death benefit Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. (The required minimum death benefit may increase payment under any of the following death benefit options. See page ___.)

          . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

          . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

          Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

     . Full Surrenders: At any time while the Policy is in force, without charge you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans and less any surrender charge that then applies. We call this amount your cash surrender value. You cannot reinstate a surrendered Policy. A full surrender may have tax consequences.

     . Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. A partial surrender may have tax consequences.

     . Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We may assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

     . Loans: You may take a loan (minimum $500 or, of less, the entire remaining loan value) from your Policy at any time. The maximum loan amount you may take is your Policy's cash surrender value less the interest that will be payable on your loan through your next Policy anniversary. We charge you interest at an effective annual rate of 4.75% on your loan. We credit interest on loaned amounts; we guarantee an effective annual interest rate of 4.00%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have tax consequences.

Premiums

     . Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount (but not less than $50). You can select a premium payment plan to pay "Planned Periodic Premiums" quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may reject a premium payment.

     . Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

     . Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

     . Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Mutual Funds listed in this Prospectus.

     . Fixed Account: You may place amounts in the Fixed Account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

     . Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans). We do not guarantee a minimum accumulation value.

     . Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Office.

     . Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary, and the policy owner is not deemed in constructive receipt of the cash value of the policy until there is a distribution. This means that under a qualifying life insurance policy, cash value buildups on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract, the proceeds from policy loans would not be taxed.

Supplemental Benefits and Riders

     We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page ___ of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states.

                                  POLICY RISKS

Investment Risk

     If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned.

     If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

     If your cash surrender value is not enough to pay the charges deducted against accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks

     We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of accumulation value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Federal Tax Considerations" on page __. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

     The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's Specified Amount) in the event you surrender the Policy or decrease the Specified Amount. The surrender charge may be considerable. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

     Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges affect the cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," on page __.

     A partial surrender or surrender may have tax consequences.

Policy Loan Risks

     A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess current interest rate credited to the Fixed Account.

     We reduce the amount we pay on the insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduces the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

                                 PORTFOLIO RISKS

     A comprehensive discussion of the risks of each Fund may be found in each Fund's Prospectus. Please refer to the Funds' Prospectuses for more information.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy.

The first table describes the fees and expenses that are payable, at the time that you buy a Policy, surrender a Policy, change a Policy's Specified Amount, or transfer accumulation value between investment options.

--------------------------------------------------------------------------------------------------------------------------------

                                                     Transaction Fees
--------------------------------------------------------------------------------------------------------------------------------
Charge                    When Charge is Deducted          Amount Deducted - Maximum     Amount Deducted - Current Charge
                                                           Guaranteed Charge
--------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge        Upon receipt of each premium     ___% -___% of each premium    ___% -___% of each premium payment
                          payment                          payment
--------------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge    Upon receipt of each premium     ___%                          ___%
                          payment
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Fee
------------------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted        Amount Deducted - Maximum    Amount Deducted - Current Charge
                                                               Guaranteed Charge
------------------------------------------------------------------------------------------------------------------------------
Surrender Charge
------------------------------------------------------------------------------------------------------------------------------
  Minimum Charge-for a          Upon a full surrender of       $__ per $1,000 of            $__ per $1,000 of Specified Amount
  [age] year old [sex           your Policy during the first   Specified Amount
  and risk class] with a        10 Policy years and
  Specified Amount of           during the first 10
  $__ for the first             Policy years
  Policy year                   following an increase
                                in the Policy's
                                Specified Amount

  Maximum Charge-                                              $__ per $1,000 of            $__ per $1,000 of Specified Amount
  for a [age] year old                                         Specified Amount
  [sex and risk class]
  with a Specified
  Amount of
  $__ for the first
  Policy year

  Example Charge-for                                           $__ per $1,000 of            $__ per $1,000 of Specified Amount
  a [age] year old [sex                                        Specified Amount
  and risk class] with a
  specified Amount of
  $__ for the first
  Policy year
------------------------------------------------------------------------------------------------------------------------------
  Partial Surrender             Upon a partial surrender of    The lesser of $__ or __%     $__
  Processing Fee                your Policy                    of the partial surrender
------------------------------------------------------------------------------------------------------------------------------
Transfer Fee                    Upon a transfer of             First twelve transfers in    $__
                                accumulation value             a Policy year are free,
                                                               $__ for each subsequent
                                                               transfer
------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

---------------------------------------------------------------------------------------------------------------------------------
                                                      Periodic Charges
                                                   (other than Fund fees)
---------------------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted         Amount Deducted -                Amount Deducted -
                                                                Maximum Guaranteed               Current Charge
                                                                Charge
---------------------------------------------------------------------------------------------------------------------------------
Flat Monthly Charge             Monthly, at the beginning of    $__                              $__
                                each Policy month
---------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge/1/     Monthly, at the beginning of
                                each Policy month

  Minimum Charge -                                              __ per $1,000 of net amount/2/   __ per $1,000 of net amount
  for a [age] year old                                          at risk                          at risk
  [sex and risk class]
  with a Specified
  Amount of $__ for
  the first Policy year

  Maximum Charge -                                              __ per $1,000 of net amount      __ per $1,000 of net amount
  for a [age] year old                                          at risk                          at risk
  [sex and risk class]
  with a Specified
  Amount of $__ for the
  first Policy year

  Example Charge - for                                          __ per $1,000 of net amount      __ per $1,000 of net amount
  a [age] year old [sex                                         at risk                          at risk
  and risk class] with a
  Specified Amount of
  $__ for the first Policy
  year
---------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fee  Daily
---------------------------------------------------------------------------------------------------------------------------------
Policy years 1-10                                               ___%                             ___%
Policy years 11-20                                              ___%                             ___%
Policy years 21+                                                ___%                             ___%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------

               /1/The Cost of Insurance Charge will vary based on the insured person's sex, age and risk class, Policy year, and Specified Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page __ of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy, and more detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Office. Also, before you purchase the Policy, we will provide you with a Buyer's Guide and preliminary information statement of Policy values based upon the insured person's age and risk class, the death benefit option, Specified Amount, planned periodic premiums, and riders requested. Please consult your insurance representative or contact USL for information about your Cost of Insurance Charge.

               /2/The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

------------------------------------------------------------------------------------------------------------------------------
                                                      Periodic Charges
                                               (optional benefit riders only)
------------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charges    When Charge is Deducted        Amount Deducted -             Amount Deducted - Current Charge
                                                                 Maximum Guaranteed
                                                                 Charge
------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit
--------------------------------
  Minimum Charge -
  for a [age] year old
  [sex and risk class]
--------------------------------
  Maximum Charge -
  for a [age] year old
  [sex and risk class]
--------------------------------
  Example Charge - for
  a [age] year old [sex
  and risk class]
------------------------------------------------------------------------------------------------------------------------------
Children's Insurance Benefit
------------------------------------------------------------------------------------------------------------------------------
Additional Insured Term
Insurance
------------------------------------------------------------------------------------------------------------------------------
  Minimum Charge -
  for a [age] year old
  [sex and risk class]
--------------------------------
  Maximum Charge -
  for a [age] year old
  [sex and risk class]
-------------------------------
  Example Charge - for
  a [age] year old [sex
  and risk class]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                      Periodic Charges
                                               (optional benefit riders only)
------------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charges    When Charge is Deducted        Amount Deducted -         Amount Deducted - Current Charge
                                                                 Maximum Guaranteed
                                                                 Charge
------------------------------------------------------------------------------------------------------------------------------
Maturity Extension
------------------------------------------------------------------------------------------------------------------------------
Spouse Term
------------------------------------------------------------------------------------------------------------------------------
Terminal Illness
------------------------------------------------------------------------------------------------------------------------------
Waiver of Monthly Deduction
------------------------------------------------------------------------------------------------------------------------------

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses both before and after contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2002. Current and future expenses for the Funds may be higher or lower than those shown.

------------------------------------------------------------------------------------------------------------------------------
                                                Annual Fund Fees and Expenses
                                      (expenses that are deducted from the Fund assets)
------------------------------------------------------------------------------------------------------------------------------
Charge/3/                                                     Maximum                                  Minimum
------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           ____%                                    ____%
(expenses that are deducted from portfolio
assets include management fees,
distribution (12b-1) fees, and other
expenses
------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After                     ____%                                    ____%
Contractual Reimbursement or Waiver
------------------------------------------------------------------------------------------------------------------------------

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses accompanying this Policy prospectus.



-------------------------

               /3/Some, but not all, of the Funds available under the Policy have contractual reimbursement or fee waiver arrangements in place that are designed to reduce total annual Fund net operating expenses for Policy owners. The "Total Annual Fund Operating Expenses After Contractual Reimbursement or Waiver" item in the above table demonstrates, at least in some part, the effect those contractual reimbursement and fee waiver arrangements may have in reducing total annual Fund operating expenses. Other Funds may have voluntary reimbursement and fee waiver arrangements in place which may be withdrawn at any time. The Annual Fund Fees and Expenses table does not reflect the effect of any such voluntary reimbursement and fee waiver arrangement. More detailed information about the reimbursement and fee waiver arrangement for each Fund is contained in the prospectus for the Fund.

                               GENERAL INFORMATION

The United States Life Insurance Company in the City of New York

     We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of USL and its affiliates. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

     USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Separate Account USL VL-R

     We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R (the "Separate Account"). The Separate Account is a "separate account" as defined by the SEC and is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. We created the separate account on August 8, 1997 under New York law.

     For record keeping and financial reporting purposes, the Separate Account is divided into 44 separate "divisions" which correspond to the 44 variable "investment options" (including the Ayco Growth Fund) available since the inception of the Policy. 44 divisions are currently available under certain variable life policies we offered by an affiliate of USL. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

     The assets in the Separate Account are our property. The assets in the Separate Account would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to the Separate Account. Our other creditors could reach only those Separate Account assets (if any) that are in excess of the amount of our reserves and other contract liabilities under the Policies with respect to the Separate Account.

Additional Information

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this Prospectus describes how you can obtain a copy of the SAI.

Communication with USL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action.

     Administrative Center. The Administrative Center provides service to all Policy owners. For applicants, your USL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location.

     General. You should mail or express checks and money orders for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on the first page of this prospectus.

           You must make the following requests in writing:

                 .     transfer of accumulation value;
                 .     loan;
                 .     full surrender;
                 .     partial surrender;
                 .     change of beneficiary or contingent beneficiary;
                 .     change of allocation percentages for premium payments;
                 .     change of allocation percentages for policy deductions;
                 .     loan repayments or loan interest payments;
                 .     change of death benefit option or manner of death benefit
                       payment;
                 .     change in specified amount;
                 .     addition or cancellation of, or other action with respect
                       to any rider benefits
                 .     election of a payment option for Policy proceeds; and
                 .     tax withholding elections.

     You should mail or express these requests to our Administrative Center at the appropriate address shown on the first page of this prospectus. You should also communicate notice of the insured person's death, and related documentation, to our Administrative Center.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may also obtain these forms from our Administrative Center or from your USL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

Variable Investment Options

     We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the following Funds.

------------------------------------------------------------------------------------------------------------------------------------
        Variable Investment Options                             Investment                      Investment Adviser/1/
                                                                Objectives
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Class I                                         A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund - Class I                                               A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund                                                       American Century Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Ayco Growth Fund/2/                                                                  The Ayco Company, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Small Cap Growth Portfolio                                             Credit Suisse Asset Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio - Initial shares                                   The Dreyfus Corporation
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial shares                                  The Dreyfus Corporation
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Developing Leaders Portfolio - Initial shares                            The Dreyfus Corporation
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager_ Portfolio - Service Class 2                              Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)Portfolio - Service Class 2                                Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio - Service Class 2                               Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Service Class 2                                      Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton U.S. Government Fund - Class 2                                    Franklin Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Mutual Shares Securities Fund - Class 2                           Franklin Mutual Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Foreign Securities Fund - Class 2                                 Templeton Investment Counsel, LLC
------------------------------------------------------------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio - Service Shares                                   Janus Capital
------------------------------------------------------------------------------------------------------------------------------------
Janus International Growth Portfolio - Service Shares                                Janus Capital
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Growth Portfolio - Service Shares                                    Janus Capital
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio                                                     J. P. Morgan Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Series                                                     Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series                                                           Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
MFS New Discovery Series                                                             Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
MFS Research Series                                                                  Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Mid-Cap Growth Portfolio                                            Neuberger Berman Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative Class                               Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class                                Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class                              Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB                                         Putnam Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB                                          Putnam Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund - Class IB                            Putnam Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
SAFECO RST Equity Portfolio                                                          SAFECO Asset Management Company
------------------------------------------------------------------------------------------------------------------------------------
SAFECO RST Growth Opportunities Portfolio                                            SAFECO Asset Management Company
------------------------------------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I                                                Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
UIF High Yield Portfolio - Class I                                                   Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I International Equities Fund                                              VALIC
------------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund                                                       VALIC
------------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Money Market I Fund                                                      VALIC
------------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Nasdaq-100(R)Index Fund                                                  VALIC
------------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Science & Technology Fund                                                VALIC
------------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund                                                     VALIC
------------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Stock Index                                                              VALIC
------------------------------------------------------------------------------------------------------------------------------------
Vanguard High Yield Bond Portfolio                                                   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
Vanguard REIT Index Portfolio                                                        The Vanguard Group
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income Portfolio - Class I                                     Van Kampen Asset Management Inc.
------------------------------------------------------------------------------------------------------------------------------------

/1/ None of these Funds has an investment sub-adviser.
/2/ The Ayco Growth Fund is not available to Policy owners whose Policies are effective after December 31, 2002.

     You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their Prospectuses, which accompany this Prospectus. You should carefully read the Funds' Prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page ___.

     We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees paid directly by PIMCO VIT for services we perform.

     We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

Voting Privileges

     We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Mutual Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. USL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page ___. The "daily charge" described on page ___ and the charges and expenses of the Funds discussed on pages ___ - ___ do not apply to the Fixed Account.

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is possible that, at any time, different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Preliminary Information Statement and Policy Summary

     We will provide you with a Buyer's Guide and a preliminary information statement describing some of the values and benefits of your Policy at the time of policy application. If you request us to do so when you apply for your Policy, we will furnish you with additional preliminary information statements based on other characteristics. These characteristics could include different annual investment returns, your choice of investment options which show your premium payment invested in percentages of your choice, the weighted average of Fund expenses, and other differences you request. We will also provide you with a policy summary at the time that your Policy is delivered demonstrating the values and benefits contained in your Policy as issued.

                                 POLICY FEATURES

Death Benefits

     Your specified amount of insurance. In your application to buy a Platinum Investor Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

     Your death benefit. You may choose between two death benefit options under the Policy. You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is

     . Option 1--The specified amount on the date of the insured person's death.

     . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

     Under Option 2, your death benefit will tend to be higher than under Option
1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will tend to be higher under Option 1 than under Option 2.

     Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

     Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

     Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value in order for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance.

     If you selected either death benefit Option 1 or Option 2 at any time when the required minimum death benefit works out to be more than the death benefit payable under your Option, we automatically deem the death benefit to be the higher amount.

     We will automatically pay a required minimum death benefit if it is higher than the Option 1 or Option 2 death benefit (whichever you have selected). The required minimum death benefit is computed by multiplying your Policy's accumulation value on the insured person's date of death by the following percentages:

     --------------------------------------------------------------------------------------------------------
        TABLE OF ALTERNATIVE MINIMUM DEATH BENEFITS AS A PERCENTAGE MULTIPLE OF POLICY ACCUMULATION VALUE
     --------------------------------------------------------------------------------------------------------
     Insured
     Person's
     Age*              40        45        50       55        60        65        70        75        95+

     %                250%      215%      185%     150%      130%      120%      115%      105%      100%

     ------------------
     *Age nearest birthday at the beginning of the Policy year in which the insured person dies.
     --------------------------------------------------------------------------------------------------------

Premium Payments

     Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. (Policies issued with automatic premium payment plans may have different minimums.) If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your right to return expires, as discussed on page ___, will be allocated upon receipt to the available investment options you have chosen.

     Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page ___. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

     Also, in certain limited circumstances, (if your Policy is determined to be a "modified endowment contract" or if additional premiums cause the death benefit to increase more than the accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with adequate evidence he/she continues to meet our requirements for issuing insurance.

     Checks and money orders. You may pay premiums by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "The United States Life Insurance Company in the City of New York," or "USL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on the first page of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. You may obtain further information about how to make premium payments by any of these methods from your USL representative or from our Administrative Center shown on the first page of this prospectus.

     Planned periodic premiums. Page ___ of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. You need to invest enough to ensure that your Policy's accumulation value, less any indebtedness and after your monthly deductions, stays above zero. The less you invest, the more likely it is that your Policy's accumulation value, less any indebtedness and after your monthly deductions, could fall to zero, as a result of the deductions we periodically make from your accumulation value.

Changing Your Investment Option Allocations

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. Unless you are transferring the entire amount you have in an investment option, each transfer must be at lease $500. See "Additional Rights That We Have" on page __.

     Also, you may not in any one Policy year make transfers out of our Fixed Account that aggregate more than 25% of the accumulation value you had invested in that option at the beginning of that Policy year.

     You may make transfers at any time, except that transfers out of our Fixed Account must be made within 60 days after a Policy anniversary. We will not honor any request received outside that period.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page ___.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the money market investment option becomes exhausted. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. We do not charge you for using this service.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. We do not charge you for using this service.

     Market Timing. The Policy is not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent market timing efforts that could disadvantage other Policy owners.

Changing the Specified Amount of Insurance

     Increase in coverage. You may at any time request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age and risk class of the insured person at the time of the increase. Also, a new amount of surrender charge applies to the increased specified amount. These charges are the same as they would be if we were instead issuing the same amount of additional coverage as a new Policy.

     Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. The minimum is $100,000 (or, if greater, the minimum amount that the tax law requires. At the time of a decrease under such a Policy, we will deduct from the Policy's accumulation value an amount of any remaining surrender charge. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. We compute the amount we deduct in the manner described on page 40, under "Decreases in the specified amount."

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

Changing Death Benefit Options

     Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit option from Option 1 to Option 2 or vice-versa.

     . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change.

     . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page ___ of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

Effective Date of Policy and Related Transactions

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange is open for business. We call each such day a "valuation date" or a "business day."

     We compute policy values as of 3:00 p.m., Central time, on each valuation date. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's insurance rate class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the minimum first premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to

$300,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement." You can obtain a copy from our Administrative Center by writing to the appropriate address shown on the first page of this prospectus or from your USL representative.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate insurance rate class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "date of issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance and reinstatements of a Policy that has lapsed take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

     . We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law;

     . If you exercise the right to return your Policy described on the second page of this prospectus, your coverage will end when you deliver it to your USL representative, or if you mailed it to us, the day it is postmarked; and

     . If you pay a premium in connection with a request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your request, no premium will be refunded to you except to the extent necessary to cure any violation of the

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

          maximum premium limitations under the Code. We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                            ADDITIONAL BENEFIT RIDERS

Riders

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

     . Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. You may choose this rider only at the time that your Policy is issued.

     . Automatic Increase Rider. This rider provides for automatic increases in your Policy's specified amount of insurance at certain specified dates and based on a specified index. After you have met our eligibility requirements for this rider, these increases will not require that evidence be provided to us about whether the insured person continues to meet our requirements for insurance coverage. These automatic increases are on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page ___.

          There is no additional charge for the rider itself, although the automatic increases in the specified amount will increase the monthly insurance charge deducted from your accumulation value, to compensate us for the additional coverage. You may choose this rider only at the time that your Policy is issued.

     . Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may choose this rider only at the time that your Policy is issued.

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

     . Maturity Extension Rider-Account Value Version. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. There is no additional charge for this rider.

          The rider provides for a death benefit after the original maturity date that is equal to the accumulation value on the date of death. The death benefit will be reduced by any outstanding Policy loan amount. No additional premium payments or policy changes will be allowed after the original maturity date. Any outstanding loans must be paid.

          You may select this rider at any time before the maturity date. You can revoke this rider at any time before the original maturity date if you have not already elected to extend the maturity date. Once the maturity date has been extended, the option may not be revoked.

          Extension of the maturity date beyond the younger contingent insured's age 100 may result in the current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

     . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. We perform these two transactions at the same time. Therefore your Policy's accumulation value does not change. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 55. You may choose this rider only at the time that your Policy is issued.

Tax Consequences of Additional Rider Benefits.

     Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page ___. You should consult a qualified tax adviser.

                               POLICY TRANSACTIONS

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

     The transactions we describe below may have different effects on the accumulation value, death benefit, Specified Amount or cost of insurance. You should consider the net effects before requesting a Policy transactions. See "Policy Features - Changes in Platinum Investor," on page __. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page __.

Withdrawing Policy Investments

     Full surrender. You may at any time, without charge, surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans and less any surrender charge that then applies. We call this your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor Policy will have any cash surrender value during at least the first year.

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500.

     . If the Option 1 death benefit is then in effect, we will also automatically reduce your Policy's specified amount of insurance by the amount of your withdrawal and any related charges.

     . If we reduce your Policy's specified amount because you have requested a partial surrender while the Option 1 death benefit is in effect, we will deduct the same amount of surrender charge, if any, that would have applied if you had requested such specified amount decrease directly. See "Decreases in the specified amount," on page __.

     . We will not permit a partial surrender if it would cause your Policy to fail to qualify as life insurance under the tax laws or if it would cause your specified amount to fall below the minimum allowed.

     . You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the withdrawal in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     Option to Exchange Policy During First 18 Months. Under New York law, at any time during the first 18 months from the Date of Issue of your Policy, and while the Policy is in force on a premium paying basis, it may be exchanged for any general account fixed benefit plan of life insurance offered by us, subject to the following conditions:

     . the new policy will be issued with the same Date of Issue, insurance age, and risk classification as your Policy;

     . the amount of insurance will be the same as the initial amount of insurance under your Policy;

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

     . the new policy may include any additional benefit rider included in this policy if such rider is available for issue with the new policy;

     . the exchange will be subject to an equitable premium or cash value adjustment that takes appropriate account of the premiums and cash values under the original and new policies; and

     .    evidence of insurability will not be required for the exchange.

     Right to Convert in the Event of a Material Change in Investment Policy. Under New York law, if there is a material change in the investment policy of the Separate Account USL VL-R which has been approved by the Superintendent of the New York Department of Insurance, and you object to such change, you shall have the option to convert, without evidence of insurability, to a general account fixed benefit life insurance policy within 60 days after the later of:
(1) the effective date of such change in investment policy; or (2) the receipt of the notice of the options available.

     Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value (less our estimate of three month's charges and less the interest that will be payable on your loan through your next Policy anniversary.) The minimum amount of each loan is $500 or, if less, the entire remaining borrowable amount under your Policy. These rules are not applicable in all states.

     We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed effective annual rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

     You may repay all or part (but not less than $100, unless it is the final payment) of your loan at any time before the death of the Insured while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

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

     Preferred loan interest rate. There are two methods of determining preferred loan interest rates. The method we use under your Policy depends on when the death benefit coverage begins under your Policy. This may be your Policy's "date of issue" or an earlier date. (See "Effective Date of Policy and Related Transactions" beginning on page ___.) Under both methods the maximum amount eligible for preferred loans for any year is:

     . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

     . if less, your Policy's maximum remaining loan value at that Policy anniversary.

     If the death benefit coverage under your Policy begins on or after May 1, 2001, we will charge a lower interest rate on preferred loans (available after the first 10 Policy years).

     We will always credit your preferred loan collateral amount at a guaranteed effective annual rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

     . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

     .    will never exceed an effective annual rate of 4.25%.

     If the death benefit coverage under your Policy begins before May 1, 2001 we will credit you with a higher interest rate on an amount of the collateral securing Policy loans taken out after the first 10 Policy years. We have set the rate of interest we credit to your preferred collateral amount equal to the loan interest rate you are paying, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we credit to your preferred collateral amount, provided that the rate:

     . will always be less than or equal to the loan interest rate of 4.75%, and

     .    will never be less than an effective annual rate of 4.50%.

     Because we first began offering the Policies in the year 1999, we have not yet declared a preferred loan interest rate we charge for the first method described above.

     Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will automatically pay you the cash surrender value of the Policy, and the Policy will end. The maturity date is the Policy anniversary nearest the insured person's 100th birthday.

     Tax considerations. Please refer to "Federal Tax Considerations" on page ___ for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which will result in adverse tax consequences.

                                 POLICY PAYMENTS

Payment Options

     You will receive the full proceeds from the Policy as a single sum, unless you elect another method of payment within 60 days of the insured person's death. This also includes proceeds that become payable upon full surrender or the maturity date. You can elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1--Equal monthly payments for a specified period of time.

     . Option 2--Equal monthly payments of a specified amount until all amounts are paid out.

     . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4--Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At your request we will make payments to you monthly, quarterly, semiannually, or annually. You can also request a partial withdrawal of any amount of $500 or more.

     Additional payment options may also be available with our consent. We have the right to reject any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3%.

     Change of payment option. You may give us written instructions to change any payment option you have elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, you or your beneficiary may have tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason, if we agree. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are not responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial surrender, loan or payment from a Policy under a terminal illness rider. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Separate Account USL VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account USL VL-R, if:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted;

     . an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the accumulation value; or

     .    the SEC by order permits the delay for the protection of owners.

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

     Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account USL VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination.

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

     . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance on a pro-rata basis to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . change interest rates and charges as long as we stay within the minimum and maximum charges permitted in your Policy;

     . change the underlying Mutual Fund that any investment option uses subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to Platinum Investor from one investment option and put them into another;

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

     . operate Separate Account USL VL-R under the direction of a committee or discharge such a committee at any time;

     . operate Separate Account USL VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account USL VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations.

     Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace another life insurance policy we issued with one of the Policies. Not all types of other insurance we issue are eligible to be replaced with one of the Policies. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     Policies purchased through term life conversions. We maintain rules about how to convert term insurance to a Platinum Investor Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

     Variations in expenses or risks. USL may vary the charges and other terms within the limits of the Policies where special circumstances result in sales or administrative expenses, mortality risks, or other risks that are different from those normally associated with the Policies. The New York Insurance Department may require that we seek their prior approval before we make some of these changes.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek policy owner approval, SEC and regulatory approvals.

                            CHARGES UNDER THE POLICY

     Deductions from each premium payment. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. Taxes currently range from 0.75% to 3.5%. You are not permitted to deduct the amount of these taxes on your income tax return.

     Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from your premium payment, we currently deduct 5.0% from the remainder of all premium payments received in the first Policy year, up to the "target amount." The amount we deduct in the second and subsequent Policy years is currently 5.0% of all premium payments. We may increase this charge for all years, but it will never exceed 7.5% of all premium payments. See "Distribution of the Policies" on page ___ for a description of the target amount.

     We also currently deduct an additional 2.5% from each after-tax premium payment. We use this 2.5% deduction primarily to pay our distribution expenses and to a lesser extent our administrative expenses, other taxes, licenses and fees related to the Policy. We have the right at any time to increase this additional charge to not more than 5.0% on all future premium payments.

     Daily charge (mortality and expense risk fee). We will deduct a daily charge at an effective annual rate of 0.75% of your accumulation value that is then being invested in any of the investment options (other than our declared fixed interest option). After a Policy has been in effect for 10 years, we will reduce the rate of 0.50%, and after 20 years we will further reduce the charge to a maximum of 0.25%. The daily deduction charges, including the current charge of 0.75% are the maximums we may charge; we may charge less, but we can never charge more.

     Flat monthly charge. We will deduct $6 per month from your accumulation value. Also, we have the right to raise this charge at any time to not more than $12 per month.

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

     .    a greater amount at risk results in a higher monthly insurance charge;
          and

     . a higher cost of insurance rate also results in a higher monthly insurance charge.

Our cost of insurance rates are generally guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age and risk classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general, our cost of insurance rates increase with the insured person's age. The longer you own your Policy, the higher the cost of insurance rate will be. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male.

     Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers, and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or non-work related risks may be charged higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

     Finally, our current cost of insurance rates are lower for Policies having a specified amount of at least $1,000,000 on the day the charge is deducted. This means that if your specified amount for any reason decreases from $1,000,000 or more to less than $1,000,000, your subsequent cost of insurance rates will be higher under your Policy than they otherwise would be. The reverse is also true. Our cost of insurance rates also are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

     Under New York law, a portion of our cost of insurance rates is used to recover acquisition costs associated with issuing your Policy. Such charges are higher in the early policy years.

     Under New York law, any changes in the cost of insurance rates, interest rates, mortality and expense charges, percentage of premium charges or the monthly administration fee will be based on our expectations as to investment earnings, mortality, persistency and expenses (including, reinsurance costs and applicable tax charges.) Such changes in policy cost factors will be determined in accordance with procedures and standards on file with the New York Insurance Department and will be determined at least every five years.

     Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select certain additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either your personal characteristics or the specific coverage you choose under the rider. The riders we offer are accidental death benefit rider, automatic increase rider, children's insurance benefit rider, maturity extension rider-account value version and waiver of monthly deduction rider. The riders are described beginning on page ___, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. We use these charges to pay for the benefits under the riders and to help offset the risks we assume.

     Surrender charge. The Policies have a surrender charge that applies for the first 10 Policy years (and the first 10 years after any increase in the Policy's specified amount).

     The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. The maximum amount of the surrender charge will be shown on page ___ of the Policy. It may initially be as high as $40 per $1,000 of specified amount or as low as $1.80 per $1,000 of specified amount (or any increase in the specified amount). Any amount of surrender charge decreases automatically by a constant amount each year beginning in the fourth year of its 10 year period referred to above until, in the eleventh year, it is zero.

     We are permitted to not charge some or all of the surrender charges under certain limited circumstances, according to the terms of a Policy endorsement.

     We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender of a Policy. Upon a requested decrease in such Policy's specified amount of coverage, we will deduct any remaining amount of the surrender charge that was associated with the specified amount that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" beginning on page___ and "Change of death benefit option" beginning on page ___. For this purpose, we deem the most recent increases of specified amount to have been cancelled first.

     Partial surrender processing fee. We currently charge you a $10 fee for each partial surrender you make.

     Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. See "Policy loans" beginning on page ___.

     Charge for taxes. We can adjust charges in the future on account of federal or state taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

     Transfer charges. We also reserve the right to charge a fee of $25.00 for each transfer in excess of 12 during a policy year. Any such suspension or charge will be administered in a nondiscriminatory manner. The $25.00 charge will not apply to transfers made under the Dollar Cost Averaging or Automatic Rebalancing provisions.

     For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page ___.

     Allocation of charges. You may choose the investment options from which we deduct all monthly charges. If you do not choose or have enough accumulation value in the investment options, we will deduct these charges in proportion to the amount of accumulation value you then have in each investment option. Any surrender charge upon a decrease in specified amount that is reinvested under a Platinum Investor Policy will be allocated in the same manner as if it were a monthly deduction.

More About Policy Charges

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive, net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss.

     The current charges that we deduct from premiums have been designed to compensate us for taxes we have to pay to the state where you live when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments, and certain distribution expenses. The current flat monthly charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the Policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policies as insured persons die.

     If the charges that we collect from the Policy exceed our total costs in connection with the Policy, we will earn a profit. Otherwise we will incur a loss.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                               ACCUMULATION VALUE

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page ___ under "Deductions" from each premium payment." We invest the rest in one or more of the investment options listed in the chart on the first page of this prospectus. We call the amount that is at any time invested under your Policy your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Mutual Fund. Over time, your accumulation value in any such investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your accumulation value will also be reduced by certain charges that we deduct. We describe these charges beginning on page ___ under "Charges Under the Policy."

     You can review other important information about the Mutual Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your USL representative or from the Administrative Center shown on the first page of this prospectus.

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page ___. The "daily charge" described on page ___ and the charges and expenses of the Mutual Funds discussed on pages ___ -
___ do not apply to the Fixed Account.

     Policies are "non-participating." You will not be entitled to any dividends from USL.

                         POLICY LAPSE AND REINSTATEMENT

     If your Policy's accumulation value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, we will notify you in a letter and give you a grace period of 61 days to pay at least the amount we estimate is necessary to keep your Policy in force for a reasonable time. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. Also, you will have to pay at least the amount of premium that we estimate will keep your Policy in force for two months, as well as pay or reinstate any indebtedness. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

     This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The tax consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

     General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract,"as you can see from the following discussion. In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     The Company has procedures in place, including Policy owner notification, to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance policy that is received in a tax free 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Rider benefits. The premium payments and any death benefits to be paid under any term insurance rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, a term rider may be determined to constitute a "qualified additional benefit" as that term is defined in Section 7702 of the Internal Revenue Code. The death benefit to be paid under a rider that is a "qualified additional benefit" will not be treated as a future benefit of the Policy for tax purposes. The premium payments for the same rider, however, will be treated as future benefits for purposes of compliance with Section 7702. You should consult a qualified tax adviser regarding any term rider you may purchase.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) or partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL VL-R, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Mutual Funds within Separate Account USL VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account USL VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that USL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account USL VL-R.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L.107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $1 million for decedents dying in 2002. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Internal Revenue Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million ($1,100,000 in 2002 indexed for inflation). Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life insurance in split dollar arrangements. The Internal Revenue Service ("IRS") has released a technical advice memorandum ("TAM") on the taxability of insurance policies used in certain split dollar arrangements. A TAM provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specified set of facts and a specified taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

     The Internal Revenue Service issued Notice 2001-10 in 2001, then revoked it in Notice 2002-8, which was released on January 3, 2002. Both Notices were intended to provide guidance regarding the tax treatment of parties entering into split-dollar life insurance arrangements and to revise the applicable standards for valuing the economic benefit provided by current life insurance protection. Notice 2002-8, in addition to revoking the prior Notice, announced that the Service intends to publish proposed regulations which will provide comprehensive guidance on the treatment of split-dollar arrangements. It also sets out a series of transition rules for determining how P.S. 58 rates would or could be applied in determining the value of life insurance protection under split-dollar arrangements until the promised new regulations are proposed and become final. In general, it appears that for arrangements entered into prior to January 28, 2002, the P.S. 58 rules used before Notice 2001-10 can continue to be applied. The timeframe for the release of new regulations is unknown but may be several years.

     In cases of reverse split dollar or equity split dollar arrangements, the IRS has also stated that an employee will be taxed on the value of any economic benefit above and beyond the employer's investment in the contract. We urge you to contact your tax adviser regarding the federal income tax consequences of split dollar arrangements or reverse split dollar arrangements as a result of IRS Notice 2002-8 and any subsequent guidance that is released.

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

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. The rules for determining P.S. 58 costs are being reviewed by the IRS and may change. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account USL VL-R in our federal income tax return, but we currently pay no income tax on Separate Account USL VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account USL VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the Separate Account USL VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account USL VL-R or allocable to the Policy.

     Certain Mutual Funds in which your accumulation value is invested may elect to pass through to USL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to USL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations and financial position.

     The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

                              FINANCIAL STATEMENTS

     The Financial Statements of USL and the Separate Account can be found in the SAI. Please see the back cover of this Prospectus for information on how to obtain a copy of the SAI.

--------------------------------------------------------------------------------
                       INDEX OF SPECIAL WORDS AND PHRASES

--------------------------------------------------------------------------------

                                                                         Page to
                                                                     See in this
Defined Term                                                          Prospectus
------------                                                          ----------
accumulation value ....................................................
Administrative Center .................................................
AGLC ..................................................................
USL ...................................................................
alternative minimum death benefit .....................................
amount at risk ........................................................
automatic rebalancing .................................................
basis .................................................................
beneficiary ...........................................................
cash surrender value ..................................................
cash value accumulation test ..........................................
close of business .....................................................
Code ..................................................................
cost of insurance rates ...............................................
daily charge ..........................................................
date of issue .........................................................
death benefit .........................................................
dollar cost averaging .................................................
Fixed Account .........................................................
full surrender ........................................................
Funds, Funds ..........................................................
grace period ..........................................................
guarantee period, guarantee period benefit ............................
guideline premium test ................................................
insured person ........................................................
investment options ....................................................
lapse .................................................................
loan, loan interest ...................................................
maturity, maturity date ...............................................
modified endowment contract ...........................................

--------------------------------------------------------------------------------
                       INDEX OF SPECIAL WORDS AND PHRASES

--------------------------------------------------------------------------------

                                                                         Page to
                                                                     See in this
Defined Term                                                          Prospectus
------------                                                          ----------
monthly deduction days ................................................
monthly insurance charge ..............................................
Mutual Fund ...........................................................
Option 1 and Option 2 .................................................
partial surrender .....................................................
payment option ........................................................
planned periodic premium ..............................................
Policy, Policies ......................................................
Policy loans ..........................................................
Policy month, year ....................................................
premium classes .......................................................
premium payments ......................................................
reinstate, reinstatement ..............................................
SEC ...................................................................
separate account ......................................................
Separate Account VL-R .................................................
seven-pay test ........................................................
specified amount ......................................................
surrender .............................................................
telephone transactions ................................................
transfers .............................................................
valuation date, period ................................................
variable investment options ...........................................

[LOGO] American
         General

For additional information about the Platinum Investor Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated ____________ We have filed the SAI with the SEC and have incorporated it by reference into this Prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, which is located at 830 Third Avenue, New York, NY 10022 or call us at 1-212-709-6000. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Investor Policies, including, personalized illustrations of death benefits, cash surrender values, and cash values is available, without charge, upon request to the same address or phone number printed above.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Product issued by:
The United States Life Insurance Company in the City of New York
Member of American International Group, Inc.
830 Third Avenue, New York, NY 10022

Platinum Investor Flexible Premium Variable Life Insurance
Policy Form Number 97600N

Available only  in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
Member of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life Insurance Company in the City of New York are solely its responsibility. The United States Life Insurance Company in the City of New York is responsible for its own financial condition and contractual obligations.

                                                          ICA File No. 811-09359

(C)2002 American International Group, Inc.  All rights reserved

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                            SEPARATE ACCOUNT USLVL-R

                                PLATINUM INVESTOR

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                    ISSUED BY

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                          VUL ADMINISTRATION DEPARTMENT

                    P.O. BOX 4880, Houston, Texas 77210-4880

        1-888-251-3720; 1-713-831-3913; Hearing Impaired: 1-888-436-5258

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated _______________

     This Statement of Additional Information ("SAI") is not a prospectus. You should read it with the Prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VL-R (the "Separate Account") dated _____________, concerning the Platinum Survivor flexible premium variable life insurance Policies (the "Policy" or "Policies"). You can obtain a copy of the Prospectus for the Platinum Survivor Policies, and any Prospectus supplements, by contacting The United States Life Insurance Company in the City of New York ("USL") at the address or telephone numbers given above. Terms used in this SAI have the same meanings as are defined in the Prospectus under the heading "Index of Special Words and Phrases."

                                TABLE OF CONTENTS

GENERAL INFORMATION ...............................................................................       3
  USL .............................................................................................       3
  Separate Account USL VL-R .......................................................................       3
SERVICES ..........................................................................................       3
DISTRIBUTION OF THE POLICIES ......................................................................       4
PERFORMANCE INFORMATION ...........................................................................       5
  Performance Data ................................................................................       6
    Average Annual Total Return Calculations ......................................................       6
    Fund Performance ..............................................................................       7
    VALIC Company I Money Market Investment Option Yield and Effective Yield
    Calculations ..................................................................................       9
ADDITIONAL INFORMATION ABOUT THE POLICIES .........................................................       9
    Gender neutral policies .......................................................................       9
    Cost of insurance rates .......................................................................      10
    Certain arrangements ..........................................................................      10
  More About The Fixed Account ....................................................................      10
    Our general account ...........................................................................      10
    How we declare interest .......................................................................      10
  Adjustments to Death Benefit ....................................................................      11
    Suicide .......................................................................................      11
    Wrong age or gender ...........................................................................      11
    Death during grace period .....................................................................      11
EXPERTS ...........................................................................................      11
  Accounting and Auditing Experts .................................................................      11
  Actuarial Expert ................................................................................      11
MATERIAL CONFLICTS ................................................................................      12
FINANCIAL STATEMENTS ..............................................................................      12

                               GENERAL INFORMATION

USL

     We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of USL and its affiliates. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

     USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Separate Account USL VL-R

     We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R. Separate Account USL VL-R is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the separate account on August 8, 1997 under New York law.

     For record keeping and financial reporting purposes, Separate Account USL VL-R is divided into 44 separate "divisions," each of which corresponds to one of the 44 variable "investment options" available since the inception of the Policy. The 44 divisions are also currently available under other variable life policies offered by an affiliate of USL. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

     The assets in Separate Account USL VL-R are our property. The assets in Separate Account USL VL-R would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to Separate Account USL VL-R. Our other creditors could reach only those Separate Account USL VL-R assets (if any) that are in excess of the amount of our reserves and other contract liabilities under the Policies with respect to Separate Account USL VL-R.

                                    SERVICES

     USL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. USL and AGLC are each indirect wholly owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware LLC established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to USL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, auditing, accounting and legal services. During 2002, 2001, and 2000, $__________, $86,168,095, and $73,483,037, respectively, was paid by USL to AGLC for these services.

                          DISTRIBUTION OF THE POLICIES

     American General Equity Services Corporation (formerly known as Franklin Financial Services Corporation) ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a direct wholly-owned subsidiary of USL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and USL. AGESC also acts as principal underwriter for USL's other separate accounts and for the separate accounts of certain USL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

     We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . 90% of the premiums received in the first Policy year up to a "target" amount;

     . 4% of the premiums up to the target amount received in each of Policy years 2 through 10;

     . 2.5% of the premiums in excess of the target amount received in each of Policy years 1 through 10;

     . 0.25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options after Policy year 1;

     . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

     . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

     The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

     The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

     We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our subsidiary broker-dealer American General Securities Incorporated and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of Separate Account USL VL-R in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Funds in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any division reflects the performance of a hypothetical Policy and is not illustrative of how actual investment performance would affect the benefits under your Policy. You should not consider such performance information to be an estimate or guarantee of future performance.

Performance Data

     Average Annual Total Return Calculations. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

     . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("initial investment").

     . We calculate the ending redeemable value ("redeemable value") of that investment at the end of 1, 3, 5 and 10 year period. If Average Annual Total Return for a variable investment option is not available for a stated period, we may show Average Annual Total Return since variable investment option inception. The redeemable value reflects the effect of the Mortality and Expense Risk Charge and all other noninsurance charges and fees, including premium expense charges and premium taxes. We do not reflect any cost of insurance charges, monthly expense charges, surrender charges or any other insurance related charges in the calculation.

     .    We divide the redeemable value by the initial investment.

     . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

Average annual total return quotations for the variable investment options for the period ended December 31, 2002 are shown in the table below.

                                                                                                            Since       Investment
                                                                                                          Investment      Option
                                                                                                            Option      Inception
                     Investment Option                        1 year    3 years    5 years    10 years    Inception        Date
                     -----------------                        ------    -------    -------    --------    ---------        ----
AIM V.I. International Growth Fund-Class I
AIM V.I. Premier Equity Fund-Class I
American Century VP Value Fund
Ayco Growth Fund
Credit Suisse Small Cap Growth Portfolio
Dreyfus IP MidCap Stock Portfolio - Initial shares
Dreyfus VIF Quality Bond Portfolio - Initial shares
Dreyfus VIF Developing Leaders Portfolio - Initial shares
Fidelity VIP Asset Manager(SM) Portfolio - Service Class 2
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
Fidelity VIP Equity-Income Portfolio - Service Class 2
Fidelity VIP Growth Portfolio - Service Class 2
Franklin Templeton U.S. Government Fund - Class 2

                                                                                                            Since       Investment
                                                                                                          Investment      Option
                                                                                                            Option      Inception
                     Investment Option                        1 year    3 years    5 years    10 years    Inception        Date
                     -----------------                        ------    -------    -------    --------    ---------        ----
Franklin Templeton Mutual Shares Securities Fund - Class 2
Franklin Templeton Foreign Securities Fund - Class 2
Janus Aggressive Growth Portfolio-Service Shares
Janus International Growth Portfolio-Service Shares
Janus Worldwide Growth Portfolio-Service Shares
JPMorgan Small Company Portfolio
MFS Capital Opportunities Series
MFS Emerging Growth Series
MFS New Discovery Series
MFS Research Series
Neuberger Berman Mid-Cap Growth Portfolio
PIMCO Real Return Portfolio-Admin. Class
PIMCO Short-Term Portfolio-Admin. Class
PIMCO Total Return Portfolio-Admin. Class
Putnam VT Diversified Income Fund - Class IB
Putnam VT Growth and Income Fund - Class IB
Putnam VT International Growth and Income Fund - Class IB
SAFECO RST Equity Portfolio
SAFECO RST Growth Opportunities Portfolio
UIF Equity Growth Portfolio-Class I
UIF High Yield Portfolio-Class I
VALIC Co. I International Equities Fund
VALIC Co. I Mid Cap Index Fund
VALIC Co. I Money Market I Fund
VALIC Co. I Nasdaq-100(R) Index Fund
VALIC Co. I Science & Technology Fund
VALIC Co. I Small Cap Index Fund
VALIC Co. I Stock Index
Vanguard High Yield Bond Portfolio
Vanguard REIT Index Portfolio
Van Kampen Growth and Income Portfolio-Class I

--------------------------------
If "N/A" appears in the "10 years" column, the Option is less than 10 years old.

     Fund Performance. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Series in which the variable investment option invest may pre-date the effective date of the variable investment option being offered in the Policy.

     The table below provides the actual historical performance of the corresponding Series in which each of these variable investment options invest. This information does not reflect the Mortality and Expense Risk Charge or any other noninsurance or insurance-related charges and deductions of the Separate Account.

                        Fund Average Annual Total Returns
 without the deduction of any applicable noninsurance or insurance-related charges of the Separate Account
                           (Through December 31, 2002)

                                                                                                            Since       Investment
                                                                                                          Investment      Option
                                                                                                            Option      Inception
                     Investment Option                        1 year    3 years    5 years    10 years    Inception        Date
                     -----------------                        ------    -------    -------    --------    ---------        ----
AIM V.I. International Growth Fund-Class I
AIM V.I. Premier Equity Fund-Class I
American Century VP Value Fund
Ayco Growth Fund
Credit Suisse Small Cap Growth Portfolio
Dreyfus IP MidCap Stock Portfolio - Initial shares
Dreyfus VIF Quality Bond Portfolio - Initial shares
Dreyfus VIF Developing Leaders Portfolio - Initial shares
Fidelity VIP Asset Manager(SM) Portfolio - Service Class 2
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
Fidelity VIP Equity-Income Portfolio - Service Class 2
Fidelity VIP Growth Portfolio - Service Class 2
Franklin Templeton U.S. Government Fund - Class 2
Franklin Templeton Mutual Shares Securities Fund - Class 2
Franklin Templeton Foreign Securities Fund - Class 2
Janus Aggressive Growth Portfolio-Service Shares
Janus International Growth Portfolio-Service Shares
Janus Worldwide Growth Portfolio-Service Shares
JPMorgan Small Company Portfolio
MFS Capital Opportunities Series
MFS Emerging Growth Series
MFS New Discovery Series
MFS Research Series
Neuberger Berman Mid-Cap Growth Portfolio
PIMCO Real Return Portfolio-Admin. Class
PIMCO Short-Term Portfolio-Admin. Class
PIMCO Total Return Portfolio-Admin. Class
Putnam VT Diversified Income Fund - Class IB
Putnam VT Growth and Income Fund - Class IB
Putnam VT International Growth and Income Fund - Class IB
SAFECO RST Equity Portfolio
SAFECO RST Growth Opportunities Portfolio
UIF Equity Growth Portfolio-Class I
UIF High Yield Portfolio-Class I
VALIC Co. I International Equities Fund
VALIC Co. I Mid Cap Index Fund
VALIC Co. I Money Market I Fund
VALIC Co. I Nasdaq-100(R) Index Fund
VALIC Co. I Science & Technology Fund
VALIC Co. I Small Cap Index Fund
VALIC Co. I Stock Index
Vanguard High Yield Bond Portfolio
Vanguard REIT Index Portfolio
Van Kampen Growth and Income Portfolio-Class I

------------------------------

If "N/A" appears in the "10 years" column, the Option is less than 10 years old.

     VALIC Company I Money Market Investment Option Yield and Effective Yield Calculations. We calculate the VALIC Company I Money Market Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

     . We take the net change in the Accumulation Unit value during the period.

     . We divide that net change by the Accumulation Unit value at the beginning of the period to obtain the base period return.

     . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

     . We carry the current yield figure to the nearest one-hundredth of one percent.

     We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Option's Portfolio in the calculation. The VALIC Company I Money Market Investment Option's historical yield for the seven day period ended December 31, 2002 was _____%.

     We determine the VALIC Company I Money Market Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)365/7-1. The VALIC Company I Money Market Investment Option's historical effective yield for the seven day period ended December 31, 2002 was _____%. Yield and effective yield do not reflect the deduction of any insurance or noninsurance-related charges that we may impose when you redeem Accumulation Units.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Platinum Investor Policy for sale in situations which, under current law, require gender-neutral premiums or benefits.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

     Certain arrangements. Most of the advisers or administrators of the Mutual Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts are paid by the advisers or the administrators, and will not be paid by the Mutual Funds, the options or Policy owners.

More About The Fixed Account

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account or our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Some states require that we compute these periods for noncontestability differently following a suicide.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                                     EXPERTS

Accounting and Auditing Experts

     The consolidated balance sheets of USL as of December 31, 2002 and 2001 and the related consolidated statements of income, statements of comprehensive income, statements of shareholders' equity and statements of cash flows for the years ended December 31, 2002, 2001 and 2000 included in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere in this prospectus, and is included in this prospectus in reliance upon such report of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing. The address of Ernst & Young LLP is 787 Seventh Avenue, New York, New York 10019.

Actuarial Expert

     Actuarial matters have been examined by Robert M. Beuerlein who is Senior Vice President and Chief Actuary of USL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, USL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment Policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

     Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable options not credited to Policies in the same proportion as votes cast by owners

                              FINANCIAL STATEMENTS

     The financial statements of USL contained in this SAI should be considered to bear only upon the ability of USL to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of Separate Account USL VL-R.

Consolidated Financial Statements of                                Page to see
Separate Account USL VL-R                                           in this SAI
-------------------------                                           -----------
.........................................................................


Consolidated Financial Statements of                                Page to see
The United States Life Insurance Company                            in this SAI
----------------------------------------                            -----------
in the City of New York
-----------------------
.........................................................................

                            PART C: OTHER INFORMATION

Item 27. Exhibits

(a)  Board of Directors Resolution.

     (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VL-R and among other things the marketing of variable life products in New York. (3)

(b)  Custodian Agreements. Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (6)

     (2)  Form of Selling Group Agreement. (6)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)  Contracts.

     (1) Specimen form of the "Platinum Investor/SM/" Variable Universal Life Insurance Policy, Form No. 97600N. (3)

(e)  Applications.

     (1) Specimen form of Application for Variable Life Insurance, Form No. USL 9147 Rev1101, and Part B Form No. 3346(Y). (10)

     (2) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. USL 8992-97 0502. (8)

     (3)  Form of Service Request Form, Form No. USL 8993 Rev 0302. (8)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York. (1)

     (2) Copy of the By-laws, as amended May 24, 1994, of The United States Life Insurance Company in the City of New York. (1)

(g)  Reinsurance Contracts.

     (1)  Reinsurance Contract(s). (To be filed by Amendment)

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (4)

     (1)(b) Form of Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (4)

     (1)(c) Form of Amendment No. 2 to Participation Agreement by and among AIR Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (To be filed by Amendment)

     (2)(a) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life insurance Company. (4)

     (2)(b) Form of First Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Stock Portfolio Company and The Variable Annuity Life Insurance Company. (5)

     (3)(a) Form of Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (4)

     (4)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (4)

     (4)(b) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

     (5)(a) Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (2)

     (5)(b) Form of Amendment No. 1 to Participation Agreement by and Among The Universal Institution Funds, Inc., Van Kampen Funds Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (4)

     (5)(c) Form of Amendment No. 3 to Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (To be filed by Amendment)

     (6)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (4)

     (7)(a) Form of Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, SAFECO Resource Series Trust and SAFECO Securities, Inc. (4)

     (7)(b) Form of Amendment No. 2 to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, SAFECO Resources Series Trust, and SAFECO Securities, Inc. (To be filed by Amendment)

     (8)(a) Participation Agreement by and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds Inc. (2)

     (8)(b) Form of Amendment No. 1 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc.
             (4)

     (8)(b) Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc.
             (7)

     (8)(c) Form of Amendment No. 3 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (To be filed by Amendment)

     (9)(a) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

     (10)(a) Form of Participation Agreement Among Ayco Series Trust, Mercer Allied Company L.P. and The United States Life Insurance Company in the City of New York. (5)

     (11)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

     (12)(a) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York.
             (5)

     (12)(b) Form of Amendment No. 1 to Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (7)

     (13)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (5)

     (14)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (5)

     (15)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

     (16)(a) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

     (17)(a) Form of Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

     (18)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (9)

     (19)(a) Form of Administrative Services Agreement by and among Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP and The United States Life Insurance Company in the City of New York. (4)

     (20)(a) Form of Administrative Services Agreement between SAFECO Asset Management Company and The United States Life Insurance Company in the City of New York. (9)

     (21)(a) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc. dated as of December 1, 1999. (2)

     (22)(a) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc. (4)

     (23)(a) Form of Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (4)

     (24)(a) Form of Administrative Services Agreement by and among Ayco Series Trust, The Ayco Company, L.P. and The United States Life Insurance Company in the City of New York. (5)

     (25)(a) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

     (26)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Compan0y of New York. (5)

     (27)(a) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

     (28)(a) Form of Services Agreement by and between Pacific Investment Management Company LLC. and The United States Life Insurance Company in the City of New York (5)

     (29)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

     (30)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (9)

     (31)(a) Form of Sub-License Agreement by and between Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

     (32)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (5)

     (33)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

     (34)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)


(i)  Administrative Contracts.

     (1) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including The United States Life Insurance Company in the City of New York and American General Life Companies. (7)

(j)  Other Material Contracts. None

(k)  Legal Opinion.

     (1) Opinion and Consent of Pauletta P. Cohn, General Counsel, Life Insurance Operations of American General Life Companies. (4)

(l)  Actuarial Opinion.

     (1) Opinion and Consent of The United States Life Insurance Company in the City of New York's actuary. (4)

(m)  Calculation. None

(n)  Other Opinions.

     (1)  Consent of Independent Auditors. (To be filed by Amendment)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. (11)

-----------

(1) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on September 18, 1998.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(3) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 27, 1999.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(8) Incorporated by reference to Post-Effective Amendment No. 5 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 16, 2002.

(9) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 15, 2002.

(11) Incorporated by reference to Post-Effective Amendment No. 3 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 24, 2002.


Item 28. Directors and Officers of the Depositor

                                        Positions and Offices with Depositor
Name and Principal                      The United States Life Insurance Company in the City of
 Business Address                       New York
------------------                      -------------------------------------------------------
Rodney O. Martin, Jr.                   Director and Chairman
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff                     Director
125 Broad Street
New York, NY 10004

David J. Dietz                          Director, President Individual Insurance Operations
830 Third Avenue
New York, NY 10022

Marion E. Fajen                         Director
5608 N. Waterbury Road
Des Moines, IA 50312

Cecil C. Gamwell, III                   Director
419 West Beach Road
Charlestown, RI 02813

Jack R. Harnes                          Director
70 Pine Street
New York, NY 10270

David L. Herzog                         Director, Executive Vice President and Chief Financial
2929 Allen Parkway                      Officer
Houston, TX 77019

John I. Howell                          Director
Indian Rock Corporation
263 Glenville Road, 2/nd/ Floor
Greenwich, CT 06831

William M. Keeler                       Director and President Group Insurance Operations
3600 Route 66
Neptune, NJ 07754

Nicholas A. O'Kulich                    Director
70 Pine Street
New York, NY 10270

                                        Positions and Offices with Depositor
Name and Principal                      The United States Life Insurance Company in the City of
 Business Address                       New York
------------------                      -------------------------------------------------------
Gary D. Reddick                          Director and Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Martin J. Sullivan                      Director
70 Pine Street
New York, NY 10270

James A. Galli                          Executive Vice President
830 Third Avenue
New York, NY 10022

Paul L. Mistretta                       Executive Vice President
2727-A Allen Parkway
Houston, TX 77019

James W. Weakley                        Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Wayne A. Barnard                        Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein                     Senior Vice President and Chief Actuary
2727-A Allen Parkway
Houston, TX 77019

Phillip L. Chapman                      Senior Vice President
3600 Route 66
Neptune, NJ 07754

Felix C. Curcuru                        Senior Vice President
3600 Route 66
Neptune, NJ 07754

Pauletta P. Cohn                        Senior Vice President and Co-General Counsel
2929 Allen Parkway
Houston, TX 77019

                                        Positions and Offices with Depositor
Name and Principal                      The United States Life Insurance Company in the City of
 Business Address                       New York
------------------                      -------------------------------------------------------
William F. Guterding                    Senior Vice President and Chief Underwriting Officer
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.                  Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Kyle L. Jennings                        Senior Vice President and Co-General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson                       Senior Vice President
2929 Allen Parkway
Houston, TX 77019

William J. Leary                        Senior Vice President
3600 Route 66
Neptune, NJ 07754

Simon J. Leech                          Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash                         Senior Vice President
3600 Route 66
Neptune, NJ 07754

Mark R. McGuire                         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien                     Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Robert D. Stuchiner                     Senior Vice President
830 Third Avenue, 7\th\ Floor
New York, NY 10022

                                        Positions and Offices with Depositor
Name and Principal                      The United States Life Insurance Company in the City of
 Business Address                       New York
------------------                      -------------------------------------------------------
Alfred N. Thome                         Senior Vice President
One Woodfield Lake
Schaumburg, IL 60173

Edward F. Bacon                         Vice President
2727-A Allen Parkway
Houston, TX 77019

Walter E. Bednarski                     Vice President, Treasurer and Controller
3600 Route 66
Neptune, NJ 07754

Robert W. Busby                         Vice President
One Woodfield Lake
Schaumburg, IL 60173

Christopher C. Cook                     Vice President
(Address to be filed by
Amendment)

Kenneth J. Griesemer                    Vice President
6363 Forest Park Road
Dallas, TX 75235

Joel H. Hammer                          Vice President
1 Chase Manhattan Place
New York, NY 10005

Neal C. Hasty                           Vice President
6363 Forest Park Road
Dallas, TX 75235

Keith C. Honig                          Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Gary J. Kleinman                        Vice President and Real Estate Investment Officer
1 Chase Manhattan Place
New York, NY 10005

                                        Positions and Offices with Depositor
Name and Principal                      The United States Life Insurance Company in the City of
 Business Address                       New York
------------------                      -------------------------------------------------------
Frank A. Kophamel                       Vice President
3600 Route 66
Neptune, NJ 07754

Laura W. Milazzo                        Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask                           Vice President, Real Estate Investment Officer and Assistant
2777 Allen Parkway                      Secretary
Houston, TX 77019

Gordon S. Massie                        Vice President
2929 Allen Parkway
Houston, TX 77019

Terence McSweeney                       Vice President
3600 Route 66
Neptune, NJ 07754

Dale H. Nauta                           Vice President
750 W. Virginia St.
Milwaukee, WI 53204

Deanna D. Osmonson                      Vice President and Chief Compliance Officer
2929 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.                    Vice President, Real Estate Investment Officer and Assistant
2929 Allen Parkway                      Secretary
Houston, TX 77019

Kirsten M. Pedersen                     Vice President
2929 Allen Parkway
Houston, TX 77019

Kristen Sather                          Vice President
1 Chase Manhattan Place
New York, NY 10005

                                        Positions and Offices with Depositor
Name and Principal                      The United States Life Insurance Company in the City of
 Business Address                       New York
------------------                      -------------------------------------------------------
Richard W. Scott                        Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

Stephen R. Stone                        Vice President
(Address to be filed by
Amendment)

Richard P. Vegh                         Vice President
3600 Rt.66
Neptune, NJ 07754

Susan J. Wilhite                        Vice President
One Woodfield Lake
Schaumburg, IL 60173

Frederic R. Yopps                       Vice President
750 W. Virginia St.
Milwaukee, WI 53204

Elizabeth M. Tuck                       Secretary
70 Pine Street
New York, NY 10270



Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

   Listing of All Persons Directly or Indirectly Controlled By or Under Common
    Control with The United States Life Insurance Company in the City of New
                       York, the Depositor of Registrant

---------------------------------------------------------------------------------------------------------------------
                                                                                                          % of Voting
                                                                                                           Securities
                                                                                                            Owned by
                                                                                         Jurisdiction        its
                                                                                               of          Immediate
Name of Corporation*                                                                     Incorporation       Parent
---------------------------------------------------------------------------------------------------------------------
American General Corporation                                                                 Texas             100%
---------------------------------------------------------------------------------------------------------------------
     AGC Life Insurance Company                                                             Missouri           100%
---------------------------------------------------------------------------------------------------------------------
          AIG Annuity Insurance Company                                                      Texas             100%
---------------------------------------------------------------------------------------------------------------------
               American General Assignment Corporation                                       Texas             100%
---------------------------------------------------------------------------------------------------------------------
               American General Distributors, Inc.                                          Delaware           100%
---------------------------------------------------------------------------------------------------------------------
               AG Fixed Annuity Marketing Group, Inc.                                       Delaware           100%
---------------------------------------------------------------------------------------------------------------------
          AIG Life of Bermuda, Ltd.                                                         Bermuda            100%
---------------------------------------------------------------------------------------------------------------------
          American General Life and Accident Insurance Company                             Tennessee           100%
---------------------------------------------------------------------------------------------------------------------
          American General Life Insurance Company                                            Texas             100%
---------------------------------------------------------------------------------------------------------------------
               American General Annuity Service Corporation                                  Texas             100%
---------------------------------------------------------------------------------------------------------------------
               American General Enterprise Services, LLC                                    Delaware           100%
---------------------------------------------------------------------------------------------------------------------
               American General Equity Services Corporation                                 Delaware           100%
---------------------------------------------------------------------------------------------------------------------
                    American General Securities Incorporated                                 Texas             100%
---------------------------------------------------------------------------------------------------------------------
                         American General Insurance Agency, Inc.                            Missouri           100%
---------------------------------------------------------------------------------------------------------------------
                         American General Insurance Agency of Alabama, Inc.                 Alabama            100%
---------------------------------------------------------------------------------------------------------------------
                         American General Insurance Agency of Georgia, Inc.                 Georgia            100%
---------------------------------------------------------------------------------------------------------------------
                         American General Insurance Agency of Hawaii, Inc.                   Hawaii            100%
---------------------------------------------------------------------------------------------------------------------
                         American General Insurance Agency of Massachusetts, Inc.        Massachusetts         100%
---------------------------------------------------------------------------------------------------------------------
                         American General Insurance Agency of Nevada, Inc.                   Nevada            100%
---------------------------------------------------------------------------------------------------------------------
               American General International Investments, Inc.                             Delaware           100%
---------------------------------------------------------------------------------------------------------------------
               American General Life Companies, LLC                                         Delaware           100%
---------------------------------------------------------------------------------------------------------------------
               The Variable Annuity Life Insurance Company                                   Texas             100%
---------------------------------------------------------------------------------------------------------------------
                    VALIC Financial Advisors, Inc.                                           Texas             100%
---------------------------------------------------------------------------------------------------------------------
                    VALIC Retirement Services Company                                        Texas             100%
---------------------------------------------------------------------------------------------------------------------
                    VALIC Trust Company                                                      Texas             100%
---------------------------------------------------------------------------------------------------------------------
                    PESCO Plus, Inc.                                                        Delaware           100%
---------------------------------------------------------------------------------------------------------------------
                    American General Gateway Services, L.L.C.                               Delaware           100%
---------------------------------------------------------------------------------------------------------------------
                    Parkway 1999 Trust                                                      Maryland           100%
---------------------------------------------------------------------------------------------------------------------
                    American General Assignment Corporation of New York                     New York           100%
---------------------------------------------------------------------------------------------------------------------
          American General Property Insurance Company**                                   Tennessee          51.85%
---------------------------------------------------------------------------------------------------------------------
               American General Property Insurance Company of Florida                       Florida            100%
---------------------------------------------------------------------------------------------------------------------
          North Central Life Insurance Company                                             Minnesota           100%
---------------------------------------------------------------------------------------------------------------------
          The Old Line Life Insurance Company of America                                   Wisconsin           100%
---------------------------------------------------------------------------------------------------------------------
          The United States Life Insurance Company in the City of New York                  New York           100%
---------------------------------------------------------------------------------------------------------------------
     American General Assurance Company                                                     Illinois           100%
---------------------------------------------------------------------------------------------------------------------
          American General Indemnity Company                                                Nebraska           100%
---------------------------------------------------------------------------------------------------------------------
          USLIFE Credit Life Insurance Company of Arizona                                   Arizona            100%
---------------------------------------------------------------------------------------------------------------------
     American General Bancassurance Services, Inc.                                          Illinois           100%
---------------------------------------------------------------------------------------------------------------------
     American General Finance, Inc.                                                         Indiana            100%
---------------------------------------------------------------------------------------------------------------------
          A.G. Financial Service Center, Inc.                                                 Utah             100%
---------------------------------------------------------------------------------------------------------------------
          AGF Investment Corp.                                                              Indiana            100%
---------------------------------------------------------------------------------------------------------------------
          American General Auto Finance, Inc.                                               Delaware           100%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                          % of Voting
                                                                                                           Securities
                                                                                                            Owned by
                                                                                         Jurisdiction        its
                                                                                               of          Immediate
Name of Corporation*                                                                     Incorporation       Parent
---------------------------------------------------------------------------------------------------------------------
          American General Finance Corporation                                              Indiana           100%
---------------------------------------------------------------------------------------------------------------------
               Merit Life Insurance Co.                                                     Indiana           100%
---------------------------------------------------------------------------------------------------------------------
               The National Life and Accident Insurance Company                              Texas            100%
---------------------------------------------------------------------------------------------------------------------
                    CommoLoCo, Inc.                                                       Puerto Rico         100%
---------------------------------------------------------------------------------------------------------------------
               Service Bureau of Indiana, Inc.                                              Indiana           100%
---------------------------------------------------------------------------------------------------------------------
               Yosemite Insurance Company                                                   Indiana           100%
---------------------------------------------------------------------------------------------------------------------
          American General Financial Center, Inc.                                           Indiana           100%
---------------------------------------------------------------------------------------------------------------------
          American General Financial Center, Incorporated                                   Indiana           100%
---------------------------------------------------------------------------------------------------------------------
          American General Financial Center Thrift Company                                California          100%
---------------------------------------------------------------------------------------------------------------------
          American General Financial Services of Alabama, Inc.                              Alabama           100%
---------------------------------------------------------------------------------------------------------------------
          HAS Residential Mortgage Services of Texas, Inc.                                 Delaware           100%
---------------------------------------------------------------------------------------------------------------------
          Thrift, Incorporated                                                              Indiana           100%
---------------------------------------------------------------------------------------------------------------------
     American General International, Inc.                                                  Delaware           100%
---------------------------------------------------------------------------------------------------------------------
     American General Investment Management Corporation                                    Delaware           100%
---------------------------------------------------------------------------------------------------------------------
     American General Realty Investment Corporation                                          Texas            100%
---------------------------------------------------------------------------------------------------------------------
          AGLL Corporation                                                                 Delaware           100%
---------------------------------------------------------------------------------------------------------------------
               AG Land Associates, LLC                                                    California          100%
---------------------------------------------------------------------------------------------------------------------
     Green Hills Corporation                                                               Delaware           100%
---------------------------------------------------------------------------------------------------------------------
     Knickerbocker Corporation                                                               Texas            100%
---------------------------------------------------------------------------------------------------------------------
          American Athletic Club, Inc.                                                       Texas            100%
---------------------------------------------------------------------------------------------------------------------
          2929 Allen Parkway Venture, L.P.                                                   Texas            100%
---------------------------------------------------------------------------------------------------------------------
     Pavilions Corporation                                                                 Delaware           100%
---------------------------------------------------------------------------------------------------------------------
     USLIFE Real Estate Services Corporation                                                 Texas            100%
---------------------------------------------------------------------------------------------------------------------

          * Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

          ** Also owned 48.15% by American General Life and Accident Insurance Company.

     The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

     The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, accession number 0000950123-02-003222, filed April 1, 2002.


     Item 30. Indemnification

     Article VII, section 1, of the Company's By-Laws provides, in part, that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that such person is or was serving at the request of the Company, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interest of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Article VII, section 1 (in part), section 2, and section 3, provide that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was acting in behalf of the Company, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under section 1: (a) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine; (b) of amounts paid in settling or otherwise disposing of a threatened or pending action with or without court approval; or
(c) of expense incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

Article VII, section 3, provides that, with certain exceptions, any indemnification under Article VII shall be made by the Company only if authorized in the specific case, upon a determination that indemnification of the person is proper in the circumstances because the person has met the applicable standard of conduct set forth in section 1 of Article VII by (a) a majority vote of a quorum consisting of directors who are not parties to such proceeding; (b) approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or (c) the court in which such proceeding is or was pending upon application made by the Company or the indemnified person or the attorney or other persons rendering services in connection with the defense, whether or not such application by the attorney or indemnified person is opposed by the Company.

Article VII, section 7, provides that for purposes of Article VII, those persons subject to indemnification include any person who is or was a director, officer, or employee of the Company, or is or was serving at the request of the Company as a director, officer, or employee of another foreign or domestic corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

(a) Other Activity. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of The United States Life Insurance Company in the City of New York.

(b)  Management.

Name and Principal              Positions and Offices with Underwriter
 Business Address               American General Equity Services Corporation
------------------              --------------------------------------------

J. Andrew Kalbaugh              Director, Chairman, Chief Executive Officer and
2727 Allen Parkway              President
Houston, TX 77019

Sander J. Ressler               Director, Vice President, Chief Compliance
2727 Allen Parkway              Officer and Secretary
Houston, TX 77019

Rodney O. Martin, Jr.           [Director and] Vice Chairman
2929 Allen Parkway
Houston, TX 77019

Larry Blews                     Vice President
2727 Allen Parkway
Houston, TX 77019

James B. Brown                  Vice President
2727 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.          Vice President
2727-A Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Underwriter
 Business Address               American General Equity Services Corporation
------------------              --------------------------------------------


Lucille S. Martinez             Vice President
2727 Allen Parkway
Houston, TX 77019

Kathy Keith                     Treasurer
#1 Franklin Square
Springfield, IL 62713

Peter K. Lathrop                Tax Officer
70 Pine Street
New York, NY 10270

Pauletta P. Cohn                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Steven A. Glover                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones                 Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                 Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore                Assistant Tax Office
2919 Allen Parkway
Houston, TX 77019


(c) Compensation From the Registrant.

Name of Principal    Net             Compensation     Brokerage     Other
Underwriter          Underwriting    on Events        Commissions   Compensation
                     Discounts and   Occasioning the
                     Commissions     Deduction of a
                                     Deferred Sales
                                     Load

American General           0                0              0             0
Equity Services
Corporation


Item 32.  Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at 830 Third Avenue, New York, New York 10022, The United States Life Insurance Company in the City of New York's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713 or the Houston office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.


Item 33.  Management Services  Not applicable.


Item 34.  Fee Representation

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Pauletta P. Cohn and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(a) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 14th day of February, 2003.

                                   THE UNITED STATES LIFE INSURANCE
                                   COMPANY IN THE CITY OF NEW YORK
                                   SEPARATE ACCOUNT USL VL-R
                                   (Registrant)

                              BY:  THE UNITED STATES LIFE INSURANCE
                                   COMPANY IN THE CITY OF NEW YORK
                                   (On behalf of the Registrant and itself)



                              BY:  /s/ ROBERT F. HERBERT, JR.
                                   --------------------------
                                   Robert F. Herbert, Jr.
                                   Senior Vice President


[SEAL]


ATTEST:  /s/ LAUREN W. JONES
         -------------------
         Lauren W. Jones
         Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                         Date
---------                      -----                         ----


/s/ RODNEY O. MARTIN, JR.      Director and Chairman         February 14, 2003
-------------------------
Rodney O. Martin, Jr.


/s/ DAVID L. HERZOG            Director and Chief            February 14, 2003
-------------------            Financial Officer
David L. Herzog


/s/ M. BERNARD AIDINOFF        Director                      February 14, 2003
-----------------------
M. Bernard Aidinoff


/s/ DAVID J. DIETZ             Director                      February 14, 2003
------------------
David J. Dietz


/s/ MARION E. FAJEN            Director                      February 14, 2003
-------------------
Marion E. Fajen


/s/ CECIL C. GAMWELL, III      Director                      February 14, 2003
-------------------------
Cecil C. Gamwell, III


/s/ JACK R. HARNES             Director                      February 14, 2003
------------------
Jack R. Harnes


/s/ JOHN I. HOWELL             Director                      February 14, 2003
------------------
John I. Howell


/s/ WILLIAM M. KEELER          Director                      February 14, 2003
---------------------
William M. Keeler

/s/ NICHOLAS A. O'KULICH           Director           February 14, 2003
------------------------
Nicholas A. O'Kulich


/s/ GARY D. REDDICK                Director           February 14, 2003
-------------------
Gary D. Reddick


/s/ MARTIN J. SULLIVAN             Director           February 14, 2003
----------------------
Martin J. Sullivan